                                                                   Exhibit 10.27

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This Second Amendment to Loan and Security Agreement ("Second Amendment") is entered into by and between The Provident Bank ("Bank") and Universal Electronics Inc., a Delaware corporation ("Borrower").

                                    RECITALS
                                    --------

        A. On November 21, 1995, Borrower and Bank entered into a Loan and Security Agreement (the "Loan Agreement"). Under and subject to the terms and conditions of the Loan Agreement, Bank agreed to provide a credit facility to Borrower in the original maximum aggregate principal amount of Twenty Two Million Dollars ($22,000,000).

        B. On July 31, 1996, Borrower and Bank entered into the First Amendment to Loan and Security Agreement, which amended the Loan Agreement.

        C. Borrower and Bank desire to again amend the Loan Agreement to, among other things, waive certain covenant defaults as of December 31, 1996, amend certain covenants and increase certain rates.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, it is hereby agreed as follows:

        1. DEFINED TERMS. Except to the extent otherwise set forth in this Second Amendment, all terms used in this Second Amendment which are defined in the Loan Agreement are used in this Second Amendment with the same meanings given them in the Loan Agreement.

        2. AMENDMENT. The Loan Agreement is amended by adding Section 1.17 reading as follows: "1.17 On and after the date of this Second Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder" and "hereof" and words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Second Amendment."

        3. REVOLVING LINE OF CREDIT. Commencing on the date hereof and continuing through December 31, 1997, Borrower's revolving line of credit with Bank will accrue and pay interest at the rate of Bank's "Prime Rate" plus 1/4%. The current pricing matrix will be reinstated upon Bank's receipt of audited financial statements from Borrower evidencing that Borrower is in compliance with all financial and other covenants contained in the Loan Agreement.

        4. FINANCIAL COVENANTS. The first sentence of Section 5.15(a) of the Loan Agreement is revised in its entirety to read as follows:

                "Consolidated Tangible Net Worth of not less than $43,600,000 less the aggregate amount expended by Borrower to repurchase its capital stock as previously agreed to by Bank, which minimum shall increase by seventy-five percent (75%) of net income, if positive, on December 31, 1997 and on December 31 of each year thereafter."

        The Interest Coverage Ratio provided for in Section 5.15(b) of the Loan and Security Agreement will not be tested until December 31, 1997.

        5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. To induce Bank to enter into this Second Amendment and to make (i) future advances, and (ii) other financial accommodations under the Loan Agreement, Borrower represents and warrants to Bank that:

                (a) Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform its obligations under this Second Amendment and every other document required to be delivered by it pursuant to this Second Amendment. This Second Amendment and every other document required to be delivered by Borrower pursuant to this



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        Second Amendment and to which Borrower is a party have each been duly authorized and approved by the Board of Directors of Borrower and are the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. The execution, delivery and performance of this Second Amendment and every other document required to be delivered by Borrower pursuant to this Second Amendment and to which Borrower is a party will not conflict with nor result in any breach of the provisions of, or constitute a default under, or result in the creation of any lien (other than permitted liens) upon any asset or property of Borrower under the provisions of the Restated Certificate of Incorporation, as amended, or the Amended and Restated Bylaws of Borrower or any material indenture, agreement or other instrument to which Borrower is a party or by which its assets or properties are bound.

                (b) The representations, warranties and covenants set forth in this Second Amendment, as well as all representations, warranties and covenants in the Loan Agreement (except to the extent that all such representations, warranties and covenants relate to terms or documents that have been amended or deleted, as the case may be) shall continue in effect and shall be binding on Borrower under, and shall survive the execution of, this Amendment, for the term set forth in Section 4.19 of the Loan Agreement.

        6. CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation of the Loan Agreement, the Notes or any of the other Loan Documents. The parties hereto expressly do not intend to extinguish the Loan Agreement, the Notes or any of the other Loan Documents. Instead, it is the express intention of the parties hereto to reaffirm the existence of the indebtedness created under the Loan Agreement, the Notes and the other Loan Documents. Except as otherwise expressly provided herein or in any of the



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documents delivered hereunder, the Loan Agreement, as amended by this Second
Amendment, and each of the Loan Documents related thereto, remains in full force and effect. The execution, delivery, and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any of the other Loan Documents to which Bank is a party, nor constitute a waiver of any provision in, or Event of Default (now or hereafter existing) under, the terms of the Loan Agreement or any of the other Loan Documents, except to the extent that any such term is amended or deleted.

        7. CONDITIONS PRECEDENT. Borrower acknowledges that the effectiveness of this Second Amendment is subject to the satisfaction of the following conditions and receipt by Bank on the date hereof, in form and substance reasonably satisfactory to Bank and its counsel, of the following documents:

                (a) Where applicable, the Schedules and Exhibits to Loan Agreement replacing Schedules and Exhibits delivered at the closing.

                (b) A certificate signed by the Treasurer of Borrower and dated the date of this Second Amendment, stating that (i) the representations and warranties set forth in Section 5 of this Second Amendment are true and correct on and as of such date, (ii) such Borrower is on such date in compliance with all of the terms and provisions set forth in this Second Amendment, and (iii) on such date no event or condition has occurred or is continuing which with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

                (c) A certificate of the Secretary of Borrower, dated the date of this Second Amendment, certifying that (a) attached thereto is a true and complete copy of the resolutions, in form reasonably satisfactory to Bank, adopted by the Board of Directors of Borrower, authorizing



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        the execution, delivery and performance of this Second Amendment and every other document required to be delivered by Borrower pursuant to this Second Amendment and the consummation of the transactions contemplated hereby and thereby and that said resolutions are all of the resolutions adopted with respect to said subject matter and remain in full force and effect without modification, and (b) that neither the Borrower's Restated Certificate of Incorporation, as amended, nor the Borrower's Amended and Restated By-laws, copies of which were provided to the Bank on November 21, 1995, has been amended and each of them remain in effect on the date of this certificate and that neither of them has been further amended.

                (d) Good standing certificates for Borrower issued by the Secretary of State of Delaware, and every other jurisdiction in which the qualification of any of Borrower is required hereunder.

                (e) There shall have occurred no material adverse changes to the other facts and circumstances upon which Bank has based its credit analysis and approval of which Borrower has knowledge.

                (f) Borrower shall have paid or shall pay all fees and expenses referred to in Section 8 below.

        8. FEES AND EXPENSES. Borrower acknowledges and agrees that the fees and expenses of Bank incurred in connection with this Second Amendment, all documents executed and delivered in connection with this Second Amendment and the consummation of the transactions contemplated hereby, including, without limitation, reasonable attorneys' and paralegals' fees and disbursements (which amount shall not exceed $2,500), will be payable by Borrower to Bank, or as Bank may otherwise direct, on the date of



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this Second Amendment, and are additional Obligations under the Loan Agreement secured by the Collateral pursuant to the Loan Agreement.

        9. APPLICABLE LAW. This Second Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be construed in accordance with the laws of such state.

        10. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Second Amendment by signing any such counterpart.

        IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized officers effective as of the 24th day of January, 1997


THE PROVIDENT BANK                      UNIVERSAL ELECTRONICS INC.

By:  /s/ James M. Hojnacki              By:  /s/ Paul Arling
     -------------------------              ------------------------------
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer



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                                  SCHEDULE 4.8
                         TO THE SECOND AMENDMENT TO THE
                          LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                                   LITIGATION


PHILIPS ELECTRONICS CORPORATION OF NORTH AMERICA V. UNIVERSAL ELECTRONICS INC., APPEAL NO.: 96-1475 IN THE UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT. Appeal by Philips from the order of the U.S. District Court for the District of Delaware (Judge McKelvie) (Civil Action No. CA 94-392-RPM) ruling in favor of Borrower in a patent infringement matter in which Philips claimed Borrower infringed Philips' United States patent number 4,703,359. In January 1997, this matter was settled by the parties and Philips dismissed this appeal with prejudice.

UNIVERSAL ELECTRONICS INC. V. THE UNITED STATES, 9&1345 IN THE UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT. Appeal by Borrower from the order of the United States Court of International Trade (Judge Goldberg) (Consolidated Court No. 93-11-00740) ruling in favor of the Government's classification of universal infrared remote controls (Slip Opinion 96-48).

UNIVERSAL ELECTRONICS INC. Prior Disclosure Administrative Matter brought to the attention of US Customs by Borrower regarding incorrect classification of earlier entries. Action reactivated due to recent decision by United States Court of international Trade in United States v. Snuggles, Inc. (Slip Opinion 96-141) decided on August 20, 1996.

ROBERT D. GORDON V. UNIVERSAL ELECTRONICS INC, APPEAL CASE NO.: 18071 IN THE NINTH DISTRICT COURT OF APPEAL, SUMMIT COUNTY, OHIO. Appeal by Gordon (an ex-employee of Borrower), from order of the Court of Common Please, Summit County, Ohio (Judge Callahan) granting Borrower's motion for summary judgment (entered on August 6, 1996) in Gordon's claims against Borrower and Messrs. Gabrielsen and Gabbert (Case No. CV 95072602 in the Court of Common Pleas, Summit County, Ohio) alleging unlawful employment discrimination and wrongful discharge because of age and acts of conspiracy against Mr. Gordon. Gordon had earlier dismissed, with prejudice, his claims against Messrs. Gabrielsen and Gabbert.

                                  SCHEDULE 4.8
                         TO THE SECOND AMENDMENT TO THE
                          LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.


                                   LITIGATION
                                  (CONTINUED)



JASCO PRODUCTS CO., INC. V. UNIVERSAL ELECTRONICS INC. CIV-95-1988T IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF OKLAHOMA (CONSOLIDATED WITH UNIVERSAL ELECTRONICS INC. V. JASCO PRODUCTS CO., INC. CASE NO. 5:96CV0029 IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF OHIO). Action by Jasco against Borrower alleging breach of contract, generally, and counterclaim by Borrower against Jasco also alleging breach of contract, generally. In January 1997, Borrower amended its claims against Jasco by alleging the Jasco defrauded Borrower in connection with and in addition to breaching its agreement with Borrower.


SENTRY SWITCH INC. V. UNIVERSAL ELECTRONICS INC. A-96-04394 IN THE COURT OF COMMON PLEAS, HAMILTON COUNTY, OHIO. Claim by Sentry Switch against Borrower alleging breach of contract, generally.

Various other administrative claims for workers' compensation and unemployment.

                                  SCHEDULE 4.9
                         TO THE SECOND AMENDMENT TO THE
                          LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                              COMPLIANCE WITH LAWS


In the event that Borrower is found liable under any of the litigation matters to which Borrower is a party (see Schedule 4.8 - Litigation attached to the Second Amendment to the Loan and Security Agreement), Borrower would be deemed to have violated the applicable laws related to the claims made in connection with such matters.

                                 SCHEDULE 4.10
                         TO THE SECOND AMENDMENT TO THE
                          LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                                   NO DEFAULT


In the event that Borrower is found liable under any of the litigation matters to which Borrower is a party (see Schedule 4.8 - Litigation attached to the Second Amendment to the Loan and Security Agreement), Borrower would be deemed to be in default of the various contracts related to the claims made in connection with such matters.



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                                 SCHEDULE 4.11
                         TO THE SECOND AMENDMENT TO THE
                          LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                                    LISTS OF
                              PLACES OF BUSINESS;
                          LOCATIONS OF COLLATERAL; AND
          BUSINESS AND TRADE NAMES UNDER WHICH BORROWER DOES BUSINESS

Places of Business
------------------

     1864 Enterprise Parkway West
     Twinsburg, Ohio 44087

     1560 South Sinclair
     Anaheim, California 92806

          Note: Effective approximately 4/1/97 Borrower's California office will move. The new address is:
                        6101 Gateway Drive
                        Cypress, California 92630

     Borrower also has employee sales representatives living in various States operating out of their homes.

     See also Schedule 1.2

Locations of Collateral
-----------------------

     BORROWER'S LOCATIONS
          1864 Enterprise Parkway West
          Twinsburg, Ohio 44087

          1560 South Sinclair
          Anaheim, California 92806

          Note: Effective approximately 4/1197 Borrower's California office will move. The new address is:
                         6101 Gateway Drive
                         Cypress, California 92630

          See also Schedule 1.2

                                    REVISED
                                 SCHEDULE 4.11
                       TO THE LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                                    LISTS OF
                               PLACES OF BUSINESS;
                          LOCATIONS OF COLLATERAL; AND
           BUSINESS AND TRADE NAMES UNDER WHICH BORROWER DOES BUSINESS
                                    (CONT.)


Locations of Collateral (cont.)
-------------------------------

     THIRD PARTY'S LOCATIONS
          APSCO
          7777 Exchange Street
          Valley View, Ohio 44125

          AMROS
          5712 Brookpark Road
          Cleveland, Ohio 44129

          Project Packaging
          275 E. 131st Street
          Cleveland, Ohio 44108

          Akron Storage
          1210 Wassillon Road
          (aka 1501 Exeter Building D)
          Akron, Ohio

          Kimex Electronics Co.
          9714 Hwagok Dong, Gangseo-Gu
          Seoul, Korea

          WKK Industries Limited
          Manufacturing Division
          c/o Shajing Wong's Electronic Factory
          Shanguan Industrial Estate
          Shajing District
          Guangdong Province
          Peoples Republic of China

                                    REVISED
                                 SCHEDULE 4.11
                       TO THE LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                                    LISTS OF
                              PLACES OF BUSINESS;
                          LOCATIONS OF COLLATERAL; AND
          BUSINESS AND TRADE NAMES UNDER WHICH BORROWER DOES BUSINESS
                                    (CONT.)

Locations of Collateral (cont.)
-------------------------------

THIRD PARTY'S LOCATIONS (CONT.)
     X-l0 Electronics (Shenzhen) Co., Ltd.
     X-10 Building, Labour Industrial District
     Xixiang Town, Baoan County
     Shenzhen
     Peoples Republic of China

     N.V. Philips Industrial Act.
     Remote Control Systems
     Interleuvenlaan 74-76
     B-3001 Leuvan Heverlee
     Belgium

     Bleckmann Cargo BV
     Nijverheidstraat 518
     7575 EC Oldenzaal
     The Netherlands

     De Schakel
     N. Vleertmanstraat 3
     7575 BJ Oldenzaal
     The Netherlands

     Computime Ltd.
     99 How Ming St. 7/Fl
     Kwun Tong
     Kwonloon, Hong Kong

                                    REVISED
                                 SCHEDULE 4.11
                       TO THE LOAN AND SECURITY AGREEMENT
                                    BETWEEN
                               THE PROVIDENT BANK
                                      AND
                           UNIVERSAL ELECTRONICS INC.

                                    LISTS OF
                              PLACES OF BUSINESS;
                          LOCATIONS OF COLLATERAL; AND
          BUSINESS AND TRADE NAMES UNDER WHICH BORROWER DOES BUSINESS
                                    (CONT.)

Locations of Collateral (cont.)
-------------------------------

THIRD PARTY'S LOCATIONS (CONT.)
     Cablevision Technologies
     Plot 232, Jalan PKNK 2
     Sungai Petari Industrial Est.
     Kedah Darulaman, Malaysia

     Jobap Assembly Inc.
     P.O. Box 142
     Burton, Ohio 44021

     Wynnewood Corp. Ltd.
     63 Hoi Yen Road
     Fook Cheong Building, 13F
     Kwun Tong, Hong Kong

     Presikhaaf Verpakicingen
     Leemansweg 29
     6800 EX arnhem
     The Netherlands

     Shelter Storage BV
     Enschedesedtraat 6
     7575 Ab Oldemzaal
     The Netherlands


Business and Trade Names under which Borrower does Business
-----------------------------------------------------------

        Borrower transacts business under its corporate name "Universal Electronics Inc.", and sometimes under the names "Universal" and/or "Universal Electronics", none of which have been registered as a trade name or Trademark. In addition, Borrower's corporate name is extremely common, with a variety of unrelated and unaffiliated companies incorporated and operating under names substantially similar to Borrower's corporate name. This has caused Borrower to qualify to do business in Ohio, California and Florida under names different than Borrower's corporate name. In Ohio, Borrower is qualified to do business under the name One For All, Inc.; in California, Borrower is qualified to do business under the name Delaware Universal Electronics, Inc.; and in Florida, Borrower is qualified to business under the name Universal Electronics of Delaware, Inc. (with the restructuring, Borrower no longer maintains an office in Florida).

        Additionally, in July 1990, an unrelated and unaffiliated corporation was incorporated in Delaware and qualified to do business under the name "One For All Incorporated". In Europe, Borrower transacts business through itself and through its wholly-owned subsidiaries (see Schedule 1.2 - List of Affiliates).